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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     FORM 8-K/A



                              Current Report Pursuant
                           to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):      July 1, 1998

                           RURAL CELLULAR CORPORATION
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             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
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                 (State or other Jurisdiction of Incorporation)

                  0-27416                              41-1693295
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         (Commission File Number)           (IRS Employer Identification No.)

 3905 DAKOTA STREET S.W., ALEXANDRIA, MINNESOTA           56308
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 (Address of Principal Executive Offices)              (Zip Code)

 Registrant's Telephone Number, Including Area Code        (320) 762-2000
                                                        ------------------------

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           Former Name or Former Address, if Changed Since Last Report

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The only purpose of this amendment is to file certain financial statements and exhibits required by Item 7 to the Registrant's Current Report on Form 8-K dated July 15, 1998.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RURAL CELLULAR CORPORATION


                                   /s/ Richard P. Ekstrand
                                   ---------------------------------------------
                                        RICHARD P. EKSTRAND
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


Date: July 24, 1998

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

THE FOLLOWING FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION ARE FILED AS PART OF THIS REPORT:

   (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        Independent Auditors' Report                                       F-21

        Consolidated Balance Sheets as of December 31, 1996 and 1997
        and as of March 31, 1998                                           F-22

        Consolidated Statements of Operations for the years ended
        December 31, 1995, 1996 and 1997 and for the three months
        ended March 31, 1997 and 1998                                      F-23

        Consolidated Statements of Partners' Capital                       F-24

        Consolidated Statements of Cash Flows for the years ended
        December 31, 1995, 1996 and 1997 and for the three months
        ended March 31, 1997 and 1998                                      F-25

        Notes to Consolidated Financial Statements                    F-26 - 33

   The information required by this item appears on pages F-21 through F-33 of the Company's Registration Statement (Form S-4; Registration No.
   333-57677) filed with the Securities and Exchange Commission on July 23, 1998 and is incorporated herein by reference.

   (b)  PRO FORMA FINANCIAL INFORMATION

        Unaudited Pro Forma Condensed Consolidated Statement of
        Operations for the year ended December 31, 1997                      46

        Unaudited Pro Forma Condensed Consolidated Statement of
        Operations for the three months Ended March 31, 1998                 47

        Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
        March 31, 1998                                                       48

        Notes to Unaudited Pro Forma Condensed Consolidated
        Financial Data                                                  49 - 51


     The information required by this item appears on pages 46 through 51 of the Company's Registration Statement (Form S-4; Registration No. 333-57677) filed with the Securities and Exchange Commission on July 23, 1998 and is incorporated herein by reference.

     (c)  EXHIBITS

               2.1 Asset Purchase Agreement among Atlantic Cellular Company, L.P., Atlantic Cellular/New Hampshire RSA Number One Limited Partnership and RCC Atlantic Inc., and the Registrant as of February 13, 1998 (filed as an exhibit to Registrant's Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated herein by reference)

               *10.1(a) Amended and Restated Loan Agreement among the Registrant, as borrower, the financial institutions whose names appear as lenders on the signature pages thereof, TD Securities (USA), Inc., as arranging agent for the lenders, and Toronto Dominion (Texas), Inc., as administrative agent for the lenders, dated as of July 1, 1998

               *10.1(b) Exhibit A - Form of Amended and Restated Borrower's Pledge Agreement

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               *10.1(c)  Exhibit E - Form of Revolving Loan Note)

               *10.1(d) Exhibit F - Form of Amended and Restated Security Agreement

               *10.1(e)  Exhibit G - Form of Subsidiary Guaranty

               *10.1(f)  Exhibit H - Form of Subsidiary Pledge Agreement

               *10.1(g)  Exhibit I - Form of Subsidiary Security Agreement

               *10.1(h)  Exhibit J - Form of Term Loan Note

               *10.1(i)  Exhibit K - Form of Incremental Facility Note

               *10.1(j)  Exhibit Q - Form of Assignment and Assumption Agreement

               23.1      Consent of Arthur Andersen LLP

               23.2      Consent of KPMG Peat Marwick LLP

               *99 Press release dated July 1, 1998, announcing the completion of the Atlantic Acquisition

               *Filed previously